Pricing Supplement Dated November 8, 2004                  Rule 424(b)(3)
(To Prospectus Dated November 1, 2004)                     File No. 333-111380

                      GENERAL MOTORS ACCEPTANCE CORPORATION
                          Demand Notes - Floating Rate
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Annual Yield:                2.65%

Effective Dates:             11/08/04 thru 11/14/04

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